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Exhibit 32.1

Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Tetra Tech, Inc. (the "Company") on Form 10-Q for the quarterly period ended April 3, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Li-San Hwang, Chairman and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LI-SAN HWANG Li-San Hwang Chairman and Chief Executive Officer May 13, 2005

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  Exhibit 32.1